UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2002

NUI Corporation
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-6385	22-3708029
(Commission File Number)	(I.R.S. Employer Identification)

550 Route 202-106, P. O. Box 760, Bedminster, New Jersey 07921-0760
(Address of Principal Executive Offices including zip code)

(908) 781-0500
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or former Address, if Changed Since Last Report)

Item 5.  Other Items

A copy of the Registrant's news release is annexed as an exhibit.

Item 7.     Financial Statements and Exhibits
(c)	Exhibits

Exhibit 99
News Release dated October 18, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NUI CORPORATION

By: /S/ John Kean, Jr.
John Kean, Jr.
President and Chief Executive Officer

Date:  October 18, 2002